UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 1, 2005

                                   VALERO L.P.
             (Exact name of registrant as specified in its charter)

      DELAWARE                       1-16417                     74-2956831
   (State or other             Commission File Number          (IRS Employee
    jurisdiction                                             Identification No.)
  of incorporation)


           One Valero Way
         San Antonio, Texas                                         78249
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (Zip Code)

       Registrant's telephone number, including area code: (210) 345-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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
ITEM 8.01          OTHER EVENTS

On July 1, 2005, Valero L.P. issued a press release to announce the completion of its acquisition of Kaneb Services LLC and Kaneb Pipe Line Partners, L.P., a copy of which press release is attached hereto and incorporated herein by reference.



ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

               99.1     Press release, dated July 1, 2005, issued by Valero L.P.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              VALERO L.P.

                                              By:  Riverwalk Logistics, L.P.
                                                   its general partner

                                                   By:  Valero GP, LLC
                                                        its general partner




Date: July 1, 2005                                   By: /s/ Bradley C. Barron
                                                         -----------------------
                                                     Name:   Bradley C. Barron
                                                     Title:  Corporate Secretary